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                      WILLIAMS COMMUNICATIONS GROUP, INC.

                         NOTICE OF GUARANTEED DELIVERY

                               FOR TENDER OF ALL
              OUTSTANDING 11.70% SENIOR REDEEMABLE NOTES DUE 2008
                                IN EXCHANGE FOR
                    11.70% SENIOR REDEEMABLE NOTES DUE 2008

     This Notice of Guaranteed Delivery, or a facsimile hereof, must be used to tender to Williams Communications Group, Inc., a Delaware corporation (the "Company"), the Company's 11.70% Senior Redeemable Notes due 2008 (the "Outstanding Notes") pursuant to the Exchange Offer described in the Prospectus
dated October   , 2000 (as the same may be amended or supplemented from time to time, the "Prospectus"), if certificates representing the Outstanding Notes are not immediately available, or certificates for Outstanding Notes and all other required documents cannot be delivered to The Bank of New York, as Exchange Agent (the "Exchange Agent"), prior to 5:00 p.m., New York City time, on
November   , 2000, or such later date and time to which the Exchange Offer may be extended (the "Offer Termination Date"), or the procedure for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand or mail or transmitted by facsimile transmission to the Exchange Agent. See the section of the Prospectus entitled "The Exchange Offer -- Terms of the Exchange Offer -- Guaranteed delivery procedures". Capitalized terms used but not defined herein shall have the same meanings given them in the Prospectus.

                 The Exchange Agent for the Exchange Offer is:

                              THE BANK OF NEW YORK

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
       By Registered or              By Overnight Courier                By Facsimile:
        Certified Mail:                   or By Hand:
                                                                         212/815-6339
     THE BANK OF NEW YORK            THE BANK OF NEW YORK
    101 BARCLAY STREET, 7E            101 BARCLAY STREET             Confirm by Telephone:
      NEW YORK, NY 10286        CORPORATE TRUST SERVICES WINDOW
         ATTN: KIN LAU                   GROUND LEVEL                    212/815-3750
                                      NEW YORK, NY 10286
                                      ATTN: ENRIQUE LOPEZ
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     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS
SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS TO A FACSIMILE NUMBER OTHER THAN
THE ONE LISTED ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

     THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.
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Ladies and Gentlemen:

     The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which are hereby acknowledged, the principal amount of Outstanding Notes specified below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 1 of the Letter of Transmittal.

Name(s) of Registered Holder(s):
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                             (Please Print or Type)

Address:
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                               (Include Zip Code)

Telephone Number:
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                              (Include Area Code)

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
            Certificate Nos.                               Principal Amount of
             (if available)                            Outstanding Notes Tendered*

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Signature of Registered Holder(s):
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Dated:
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[ ] The Depository Trust Company
    (Check if Outstanding Notes will be tendered by book-entry transfer)

Account Number:
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          * Must be in integral multiples of $1,000 principal amount.
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                     THE GUARANTEE BELOW MUST BE COMPLETED

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, hereby guarantees that the undersigned will deliver to the Exchange Agent, the certificates representing the Outstanding Notes being tendered hereby in proper form for transfer, or a confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at The Depository Trust Company, with delivery of a properly completed and duly executed Letter of Transmittal and any other required documents, all within three business days after the Offer Termination Date.

Name of Firm:
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Address:
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                                   (Include Zip Code)

Telephone Number:
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                                       (Include Area Code)

Authorized Signature:
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Name:
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                                (Please Print or Type)

Title:
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Dated:
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NOTE: DO NOT SEND CERTIFICATES OF OUTSTANDING NOTES WITH THIS FORM. CERTIFICATES
      OF OUTSTANDING NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.